SCHEDULE 14C

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

(Amendment No. )

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☒	Definitive information statement

The Vantagepoint Funds
(Name of Registrant as Specified in its Charter)

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THE VANTAGEPOINT FUNDS

Low Duration Bond Fund

Inflation Protected Securities Fund

Equity Income Fund

Growth & Income Fund

Growth Fund

Select Value Fund

Aggressive Opportunities Fund

Discovery Fund

International Fund

Diversifying Strategies Fund

Core Bond Index Fund

500 Stock Index Fund

Broad Market Index Fund

Mid/Small Company Index Fund

Overseas Equity Index Fund

Model Portfolio Conservative Growth Fund

Model Portfolio Traditional Growth Fund

Model Portfolio Long-Term Growth Fund

Model Portfolio All-Equity Growth Fund

Milestone Retirement Income Fund

Milestone 2010 Fund

Milestone 2015 Fund

Milestone 2020 Fund

Milestone 2025 Fund

Milestone 2030 Fund

Milestone 2035 Fund

Milestone 2040 Fund

Milestone 2045 Fund

Milestone 2050 Fund

777 NORTH CAPITOL STREET, NE, SUITE 600

WASHINGTON, D.C. 20002

NOTICE OF ACTION BY WRITTEN CONSENT

To the Shareholders of The Vantagepoint Funds (the “VP Fund”):

We are notifying you that by written consent delivered to the VP Fund pursuant to the VP Fund’s Amended Agreement and Declaration of Trust, VantageTrust Company, LLC, on behalf of VantageTrust (the holder of a majority of the VP Fund’s outstanding shares as of November 30, 2013), voted to elect Mr. Takashi B. Moriuchi as a Class 2 director of the VP Fund. Mr. Moriuchi’s service as a Class 2 director is expected to begin on or about March 1, 2014. The VP Fund’s Information Statement accompanies this Notice.

The Information Statement is being furnished by the board of directors (the “Board”) of the VP Fund to inform shareholders about the recent election of Mr. Moriuchi as a Class 2 director of the VP Fund.

Following discussion and consideration, the Board’s Nominating and Governance Committee determined to recommend to the Board that it nominate Mr. Moriuchi as a Class 2 director. After considering the Nominating and Governance Committee’s recommendation, the Board nominated Mr. Moriuchi as a Class 2 director, and determined to recommend to the VP Fund shareholders that they elect Mr. Moriuchi as a Class 2 director. After considering the Board’s recommended nominee, the board of directors of VantageTrust Company, LLC voted all shares of each series of the VP Fund held by VantageTrust in favor of the election of Mr. Moriuchi as a Class 2 director, and instructed the VP Fund’s investment adviser (pursuant to such adviser’s proxy voting policies) to vote all shares of each series of the VP Fund held by the Model Portfolio Funds and Milestone Funds to elect Mr. Moriuchi as a Class 2 director.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors,

Joan McCallen, President

January 16, 2014

THE VANTAGEPOINT FUNDS

Low Duration Bond Fund

Inflation Protected Securities Fund

Equity Income Fund

Growth & Income Fund

Growth Fund

Select Value Fund

Aggressive Opportunities Fund

Discovery Fund

International Fund

Diversifying Strategies Fund

Core Bond Index Fund

500 Stock Index Fund

Broad Market Index Fund

Mid/Small Company Index Fund

Overseas Equity Index Fund

Model Portfolio Conservative Growth Fund

Model Portfolio Traditional Growth Fund

Model Portfolio Long-Term Growth Fund

Model Portfolio All-Equity Growth Fund

Milestone Retirement Income Fund

Milestone 2010 Fund

Milestone 2015 Fund

Milestone 2020 Fund

Milestone 2025 Fund

Milestone 2030 Fund

Milestone 2035 Fund

Milestone 2040 Fund

Milestone 2045 Fund

Milestone 2050 Fund

777 NORTH CAPITOL STREET, NE, SUITE 600

WASHINGTON, D.C. 20002

INFORMATION STATEMENT

Important Notice Regarding Internet Availability of this Information Statement:

This Information Statement is available at http://www.icmarc.org/x3333.xml?RFID=W427.

This Information Statement is being furnished by the board of directors (the “Board”) of The Vantagepoint Funds (the “VP Fund”) to inform shareholders about the election of Mr. Takashi B. Moriuchi as a Class 2 director of the VP Fund.

Following discussion and consideration, the Board’s Nominating and Governance Committee determined to recommend to the Board that it nominate Mr. Moriuchi as a Class 2 director. After considering the Nominating and Governance Committee’s recommendation, the Board nominated Mr. Moriuchi as a Class 2 director, and determined to recommend to the VP Fund shareholders that they elect Mr. Moriuchi as a Class 2 director.

After considering the Board’s recommended nominee, the board of directors of VantageTrust Company, LLC (“VantageTrust Company”) voted all shares of each series of the VP Fund (a “Series”) held by VantageTrust, the holder of a majority of the VP Fund’s outstanding shares (determined as of November 30, 2013), in favor of the election of Mr. Moriuchi as a Class 2 director, and instructed the VP Fund’s investment adviser (pursuant to such adviser’s proxy voting policies) to vote all shares of each series of the VP Fund held by the Model Portfolio Funds and Milestone Funds to elect Mr. Moriuchi as a Class 2 director. By written consent delivered to the VP Fund and without the formality of convening a meeting of the VP Fund shareholders, VantageTrust Company, on behalf of VantageTrust, voted to elect Mr. Moriuchi as a Class 2 director. Mr. Moriuchi’s service as a Class 2 director is expected to begin on or about March 1, 2014.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being made available on or about January 16, 2014 to shareholders of record at the close of business on November 30, 2013.

The VP Fund will pay the costs associated with preparing and distributing this Information Statement to shareholders.

FINANCIAL INFORMATION

Shareholders can obtain a copy of the VP Fund’s most recent Annual Report and any Semi-Annual Report following the Annual Report, without charge, by writing the VP Fund at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002 or by calling the VP Fund toll free at 1-800-669-7400.

INTRODUCTION

The Board nominated, and determined to recommend that the shareholders of the VP Fund elect, Mr. Takashi B. Moriuchi as a Class 2 director of the VP Fund. The Board also authorized and directed the officers of the VP Fund to seek the written consent of the holder of a majority of the outstanding shares of the VP Fund to the election of Mr. Moriuchi as a director of the VP Fund.

The Board’s recommendation was next presented to the board of directors of VantageTrust Company, a New Hampshire non-depository banking company. As of November 30, 2013 (the record date for this information statement), a majority of the voting shares of each Series were held, either directly, or indirectly through the Model Portfolio Funds and the Milestone Funds, by VantageTrust (the “Majority Shareholder”), a group trust established and maintained by VantageTrust Company. In addition, VantageTrust Company has the power to vote the shares of the VP Fund held directly by the Majority Shareholder, and pursuant to the proxy voting policies of Vantagepoint Investment Advisers, LLC (“VIA”), the VP Fund’s investment adviser, VIA generally will seek instructions from the board of directors of VantageTrust Company on how to vote the shares of each Series held by the Model Portfolio Funds and Milestone Funds, and will cast such Series’ votes in accordance with the instructions received. VantageTrust Company is an affiliate of VIA.

After considering the Board’s recommended nominee, the board of directors of VantageTrust Company voted all shares of each Series held by the Majority Shareholder, and pursuant to VIA’s proxy voting policies, instructed VIA to vote all shares of each Series held by the Model Portfolio Funds and Milestone Funds, in favor of the election of Mr. Moriuchi as a Class 2 director. Pursuant to Article V, Section 4 of the VP Fund’s Amended Agreement and Declaration of Trust (the “Declaration of Trust”), this action was documented by written consent and delivered to the VP Fund.

Mr. Moriuchi’s service as a Class 2 director to fill the unexpired term of Mr. Arthur R. Lynch is expected to begin on or about March 1, 2014 and the term will end on October 31, 2016. At the conclusion of this term, Mr. Moriuchi is expected to be eligible to serve for more than one additional term.

Mr. Lynch’s service as a Director ended at the end of the day on October 31, 2013 because he reached his service limit as a Director (as discussed below).

REASONS FOR AND PROCESS OF ELECTING THE NEW DIRECTOR

The Declaration of Trust limits the length of service of each Class 1 or Class 2 director to twelve consecutive years (starting October 31, 2001). In anticipation that certain directors would reach their service limits in October 2013, an independent, third-party executive search firm was retained to identify individuals with qualifications appropriate to the Board’s needs for consideration by the Nominating and

Governance Committee as potential candidates for nomination as directors. The executive search firm identified and presented individuals to the Nominating and Governance Committee for its consideration, and the Nominating and Governance Committee selected certain of the individuals presented to be interviewed as potential candidates.

The Nominating and Governance Committee interviewed and evaluated these individuals based generally on the considerations described below under “Nominating and Governance Committee.” The by-laws of the VP Fund (“VP By-laws”) provide that the Chair of the board of directors of VantageTrust Company (“VTC Board”) and the Chair of the board of directors of ICMA Retirement Corporation (“ICMA-RC Board”) each designate one person to serve as an advisor to the Nominating and Governance Committee. The VP By-laws also provide that the selection, nomination and election of directors who are not “interested persons” of the VP Fund, as that terms is defined under the Investment Company Act of 1940 (“Independent Directors”), resides with the Independent Directors. Accordingly, a member of the VTC Board and a member of the ICMA-RC Board were present for these interviews, but were not present during, and did not participate in, the Nominating and Governance Committee’s deliberations.

Following discussion and consideration, the Nominating and Governance Committee, which is comprised solely of Independent Directors, unanimously selected, nominated and determined to recommend Mr. Moriuchi to the Board for approval as a nominee to stand for election by shareholders of the VP Fund as a Class 2 Independent Director.

After consideration of the Nominating and Governance Committee’s recommendation, the Board, and separately the Independent Directors, nominated Mr. Moriuchi as a Class 2 director. In addition, the Board resolved to recommend to the VP Fund shareholders that they elect Mr. Moriuchi as a Class 2 director.

The Board sought shareholder approval of the new Class 2 directors because, under the Investment Company Act of 1940 (the “1940 Act”), the directors can fill a vacancy on the Board without shareholder approval only if, immediately after filling the vacancy, at least two-thirds (2/3) of the directors will have been elected by shareholders. If the Board had appointed Mr. Moriuchi as a director without obtaining shareholder approval, less than 2/3 of the directors would have been elected by shareholders. Accordingly, the Board sought approval from shareholders, and did so pursuant to Article V, Section 4 of the Declaration of Trust. Under that section, any action taken by VP Fund shareholders may be taken without a meeting if shareholders holding a majority of shares entitled to be voted on the matter consent to the action in writing. By written consent delivered to the VP Fund and without the formality of convening a meeting of the VP Fund shareholders, VantageTrust Company, on behalf of the Majority Shareholder, elected Mr. Moriuchi as a new Class 2 director, effective on or about March 1, 2014.

EXPERIENCE AND QUALIFICATIONS OF MR. TAKASHI B. MORIUCHI

Current Business Experience – In 2010, Mr. Moriuchi co-founded Estancia Capital Management, LLC (“Estancia Capital”), a private equity advisory firm that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”). He is currently a Partner of Estancia Capital.

Previous Business Experience – Mr. Moriuchi has held several positions within the investment management industry during the past 17 years. From 1996 to 1998, he was an Associate in the asset management division of Lazard Frères & Co. He later became an Associate at Putnam Lovell Capital Partners, a boutique investment banking firm, from 1998 to 1999, and subsequently became a Principal of Lovell Minnick Partners, LLC, a private equity firm, from 2000 to 2006. In 2006, he joined the Firm Strategy and Execution group of Morgan Stanley as an Executive Director and left the firm in 2008.

From 2008 to 2009, he was a Managing Director at Cedar Hill Capital Partners, a hedge fund investment advisory firm.

Current Board Memberships – Mr. Moriuchi has served as a member of the Board of Directors of Spruce Private Investors, LLC, an SEC registered investment adviser, since October 2012. In addition, he has served as a member of the Board of Directors of Snowden Capital Advisors LLC, an SEC registered investment adviser, since January 2014. He also currently serves as a member of the Board of Directors of Equinoxe Alternative Investment Services, an alternative investment fund administrator and service provider, and has held that position since August 2013. He has served as a member of The Philadelphia School’s board of trustees since December 2011, and as a member of the Moorestown Friends School’s Assets Committee since September 2011.

Educational Background – Mr. Moriuchi earned a B.A. degree in International Relations from the University of Pennsylvania.

Information About Mr. Moriuchi’s Qualifications, Experience, Attributes and Skills – The Board believes that Mr. Moriuchi possesses the specific qualifications, experience, attributes and skills necessary to serve as a director of the VP Fund. In particular, Mr. Moriuchi has experience in the investment management industry having served in a variety of senior and executive positions at several asset management firms (including an SEC registered investment adviser) as well as certain private equity firms. In addition, Mr. Moriuchi has board experience as either a board member or Committee member at an SEC registered investment adviser firm, a fund service provider and at certain educational organizations.

MANAGEMENT OF THE VP FUND

The VP Fund is governed by the Board. The directors stand in the position of fiduciaries to the VP Fund and its shareholders and, as such, they have a duty of due care and loyalty, and are responsible for protecting the interests of the VP Fund, and the Series and their shareholders. The directors are responsible for overseeing and managing the business and affairs of the VP Fund and the Series. The VP Fund has three classes of directors: Class 1, Class 2 and Class 3. Class 1 and Class 2 directors serve terms that end on or around the fifth anniversary of their commencement. The Class 3 director serves a one year term. The Board met nine times during the VP Fund’s fiscal year ended December 31, 2013.

The Board has three standing Committees: the Audit Committee, the Investment Committee and the Nominating and Governance Committee. Each Committee is comprised solely of Independent Directors and operates pursuant to a charter adopted by the Board. The Chair of the Board, the Chair of the Audit Committee and the Chair of the Investment Committee are Independent Directors. The Chair of the Board does not serve as the President of the VP Fund.

In addition to presiding at Board or Committee meetings, the Chairs of the Board and the Committees also review agendas for Board and Committee meetings and generally act as liaisons with management. The Chair of the Board or the Chair of a Committee may also perform such other functions as may be delegated by the Board or Committee from time to time. In addition, the Chair of the Board may delegate his or her powers and duties to the other Directors or to the officers of the VP Fund as he or she deems appropriate, provided that such delegation is consistent with applicable legal and regulatory requirements. See also “Board Committees” below.

The Board believes that its leadership structure is appropriate because it allows the Board to exercise informed business judgment over matters under its purview and allocates areas of responsibility among Committees of the Board and the full Board in a manner that seeks to enhance effective oversight. The

Board also believes its leadership structure is appropriate in light of the current characteristics of the VP Fund and its operations, which include, among other things, the fact that all the Series are organized under a single statutory trust, that the Independent Directors constitute a majority of the Board, the amount of assets under management in the VP Fund, the investment objectives of the Series and the ownership of the VP Fund’s shares.

Risk oversight forms part of the Board’s general oversight of the Series’ investment program and operations and is addressed as part of various regular Board and Committee activities. Like most mutual funds, the actual day-to-day business of the VP Fund, including the day-to-day management of risk is performed by certain of the VP Fund’s third party service providers, such as the VP Fund’s investment adviser, subadvisers, distributor and administrator. The Board and its Audit Committee and Investment Committee consider risk management matters at meetings held throughout the year. For example, the Audit Committee considers risks related to financial reporting and controls and meets regularly with the VP Fund’s independent accountant to review reports on such matters and periodically with the internal auditor of the parent company of the VP Fund’s investment adviser to consider reports on certain internal audits relating to the Series. The Investment Committee considers, and meets regularly with the personnel of the VP Fund’s investment adviser to discuss, the investment performance of the Series, including investment risk and the use by the subadvisers of various investment strategies, such as the use of derivatives. In addition, under the multi-management structure, the VP Fund’s investment adviser is responsible for day-to-day oversight, including risk management oversight, of the services provided by the various subadvisers.

VIA, the VP Fund’s investment adviser, and certain other service providers prepare regular written reports for Board and Committee meetings that address a variety of risk-related matters. In addition, the Board, the Audit Committee and the Investment Committee may request and receive special written reports or presentations on certain risk-related matters. VIA also prepares reports for the Board that enable the Board to monitor the number of fair valued securities in a particular Series, the reasons for the fair valuation and the methodology used to arrive at the fair value.

The Board also has appointed a Chief Compliance Officer (“CCO”) for the VP Fund, who oversees the development and implementation of the VP Fund’s compliance policies and procedures, which are designed to mitigate risks relating to the possibility of non-compliance with the federal securities laws. The CCO meets quarterly with all directors and separately in executive session with the Independent Directors, provides presentations to the Board at its quarterly meetings, and presents an annual written compliance report to the Board concerning compliance matters. The CCO also provides regular, and upon request, special, written reports to the Board regarding the operation of the VP Fund’s compliance policies and procedures. The CCO also discusses relevant risk issues affecting the VP Fund during executive sessions with the Board and the Independent Directors. In addition, in the event any material risk issues arise, the CCO or other officers of the VP Fund report such issues to the Board. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. In addition, it is not possible to identify, prevent or mitigate all risks that may adversely affect the VP Fund.

VIA serves as investment adviser to each Series of the VP Fund, and employs a supporting staff of management personnel needed to provide the requisite services to the Series and also furnishes the VP Fund with necessary office space, furnishings, and equipment. See “VP Fund Service Providers – Investment Adviser” below for more information.

BOARD COMMITTEES

The Board has established three standing committees: Nominating and Governance Committee, Investment Committee and Audit Committee.

Nominating and Governance Committee – The Nominating and Governance Committee consists of all of the Board’s Independent Directors (other than Ms. Price and Mr. Singleton) and operates pursuant to a charter adopted by the Board. The Committee is responsible for evaluating qualifications of candidates for Board membership and making recommendations for nominees to the Board (and, with regard to nominations of independent director candidates, makes recommendations to the other Independent Directors).

As a general matter, the Nominating and Governance Committee seeks candidates (i) who, in its judgment, will serve the best interests of the VP Fund’s shareholders and are willing and able to contribute to the Board’s oversight and decision-making functions, and (ii) whose background will complement the experience, skills and diversity of the other directors and add to the overall effectiveness of the Board.

The Nominating and Governance Committee may retain an executive search firm to identify candidates for Board membership. In addition, the Nominating and Governance Committee may identify candidates for Board membership through personal and business contacts of directors and any other source the Committee deems appropriate. The Nominating and Governance Committee’s process for evaluating a candidate generally includes a review of the candidate’s background and experience, a check of the candidate’s references and other due diligence, interviews with Nominating and Governance Committee members, and holding meetings of the Committee to deliberate regarding candidate qualifications.

In considering a candidate’s qualifications, the Nominating and Governance Committee generally considers the potential candidate’s educational background, business or professional experience, and reputation. In addition, all candidates for Board membership must demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member. The Nominating and Governance Committee may adopt, but has not yet adopted, additional specific, minimum qualifications that the Committee believes a candidate must meet before being considered for Board membership, subject to approval by the full Board. The Nominating and Governance Committee takes into consideration any such factors as it deems appropriate in determining whether to recommend a particular candidate to the Board. These factors may include (but are not limited to): (a) personal integrity and accountability; (b) whether or not the individual has any relationships that might impair his or her ability to act independently of the VP Fund’s investment adviser and principal service providers, such as any business, financial or family relationships with the foregoing (and generally whether the candidate would have any conflicts of interest in serving as a director, if elected or appointed); (c) business judgment; (d) knowledge of the mutual fund industry; (e) skills in matters relevant to the oversight of the VP Funds (e.g., investment-related, accounting/finance); (f) the individual’s perceived ability to work collaboratively with other members of the Board; (g) experience with registered investment company, corporate, non-profit or other institutional oversight bodies having similar responsibilities; and (h) interest and appreciation for the public sector and participation in community, charitable or other similar activities. With respect to a candidate for Independent Director, the Nominating and Governance Committee also considers whether the candidate, if elected, would qualify as an Independent Director for purposes of applicable regulations.

While the Nominating and Governance Committee or Board has not adopted a formal policy on, or a particular definition of, diversity with respect to identifying candidates, when considering a candidate, the Committee and Board generally seek to achieve a group that reflects a diversity of education, background, skills and experiences and that is diversified as to gender and race.

The Nominating and Governance Committee will review shareholder recommendations to fill vacancies, provided they are submitted in writing, addressed to the Committee and mailed to the VP Fund at 777 North Capitol Street, NE, Suite, 600, Washington, D.C., 20002. The Committee will periodically review

Board member compensation and reviews, as necessary, the responsibilities of any Board committee. The Nominating and Governance Committee also makes recommendations to the Board for nomination for membership on Board committees and reviews committee assignments. The Nominating and Governance Committee held eight meetings during the fiscal year ended December 31, 2013. The Nominating and Governance Committee’s charter is attached as Appendix A.

Investment Committee – The Investment Committee consists of all of the Board’s Independent Directors and operates pursuant to a charter adopted by the Board. The responsibilities of the Investment Committee include: receiving and reviewing reports from VIA on the investment performance of each Series, including subadviser performance; reviewing and considering recommendations from VIA regarding proposed new Series and proposed changes to the investment objectives and strategies for existing Series; reviewing and considering recommendations from VIA regarding proposed new Series subadvisers, proposed changes to the target allocations of the assets of a Series among its existing subadvisers, and the termination of subadvisers; reviewing and considering recommendations from VIA regarding any proposed changes among the underlying Series in which the Model Portfolio Funds or the Milestone Funds invest and to the target allocations to such underlying Series; and periodically reviewing the investment performance benchmarks and peer group comparisons for each Series and any changes to such benchmarks or peer groups that may be proposed from time to time by VIA. The Investment Committee held seven meetings during the fiscal year ended December 31, 2013.

Audit Committee – The members of the Audit Committee are: George M. Chamberlain, Jr., Dorothy D. Hayes, and Timothy M. O’Brien. The Board has determined that Ms. Hayes and Mr. O’Brien are “audit committee financial experts” as that term has been defined under the federal securities laws. The Audit Committee operates pursuant to a charter adopted by the Board. The responsibilities of the Audit Committee include: acting as a liaison between the independent registered public accountants and the Board and overseeing the VP Fund’s accounting and financial reporting practices; approving the engagement, retention and termination of auditors; evaluating the independence of the auditors; meeting with the auditors to discuss the scope of the audit, audit results and any matters of concern that may be raised by the auditors. The Audit Committee reports to the Board on significant results of the Committee’s activities. The Audit Committee held four meetings during the fiscal year ended December 31, 2013.

INFORMATION ABOUT THE VP FUND’S DIRECTORS AND OFFICERS

The following table provides information about the VP Fund’s directors (including director-elect Mr. Moriuchi) and officers. Each director oversees all of the VP Fund’s Series. When Mr. Moriuchi takes office, he also will oversee all of the VP Fund’s Series. The business mailing address for the directors and officers (including the director-elect) is 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002.

INDEPENDENT DIRECTORS

Name and Age	Positions Held with the VP Fund	Term/Service Expiration and Length of Time Served†	Principal Occupation(s) and Outside Directorship(s) During the Past Five Years	Directorship(s) of Public Companies and Other Registered Investment Companies During the Past Five Years
George M. Chamberlain, Jr. (66)	Director, Audit Committee Member, Investment Committee Member, and Nominating and Governance Committee Member	October 31, 2014; Director since January 2012	Director and Vice President, Legal and Business Affairs —SCM Advantage LLC (supply chain consulting) (October 2009 – present); Principal—GMC Consulting (corporate consulting) (May 1999 – present); Board member—Alzheimer’s Association Delaware Valley Chapter (January 2008 – present); Board member—Trapp Family Lodge Cooperative (non-profit) (April 2008 – present); Board member and Vice Chair—Walnut Street Theater (January 2000 –June 2010)	N/A

Dorothy D. Hayes (63)	Director, Audit Committee Member and Chair, Investment Committee Member, and Nominating and Governance Committee Member	October 31, 2014; Director since April 2013	Director, Chair of the Enterprise Risk Committee, and member of Executive Committee — First Tech Federal Credit Union (2011–present); Director and Chair of the Finance Committee — American Leadership Forum—Silicon Valley (2011– present); Director (2010 –present), Chair of the Audit Committee (2010 – 2013) and Chair of the Board of Directors and member of Executive and Fund Development Committees (2012 – present) — Silicon Valley FACES; Trustee, chair of the finance committee, member of the executive committee, and member of the investment committee — Computer History Museum (2006 – present); Director and Chair of the Audit	N/A

Name and Age	Positions Held with the VP Fund	Term/Service Expiration and Length of Time Served†	Principal Occupation(s) and Outside Directorship(s) During the Past Five Years	Directorship(s) of Public Companies and Other Registered Investment Companies During the Past Five Years
Committee — Range Fuels (development-stage biofuels company) (2008 – 2012); Director and Chair of the Finance Committee — Addison Avenue Federal Credit Union (2002 –2010); Trustee—Foothills Foundation, Foothills Congregational Church (church foundation) (2004-present); Vice President, Internal Audit — Intuit, Inc. (financial software and services company) (2005 – 2008)

JoAnn H. Price (64)	Director, Investment Committee Member	October 31, 2016; Director since October 2013	President—Fairview Capital Partners, Inc. (private equity advisory firm) (October 1994 – present); Treasurer (2011 – present) and Director (October 2001 – present)—Apollo Theater Foundation; Director—Hartford Foundation for Public Giving (January 2010 – present); Vice Chair (2009 – present) and Director (January 2003 – present); —YMCA of Greater Hartford; Trustee (January 2002 – present) and Former President (2004 –2010)—The Amistad Center for Art and Culture; Director—Hartford Communities that Care, Inc. (January 2012 – present); Member—Howard University School of Business Board of Visitors (January 2002 – present); Trustee—Connecticut Women’s Hall of Fame (January 2012 – present).	N/A

Name and Age	Positions Held with the VP Fund	Term/Service Expiration and Length of Time Served†	Principal Occupation(s) and Outside Directorship(s) During the Past Five Years	Directorship(s) of Public Companies and Other Registered Investment Companies During the Past Five Years
Timothy M. O’Brien (64)	Chair of the Board and Director, Audit Committee Member, Investment Committee Member and Chair, and Nominating and Governance Committee Member	October 31, 2014; Director since September 2005	Independent Consultant (pension consulting) (2003 – present); Trustee, Chair of Audit Committee and member of Investment and Benefits Committees—Public Employees Retirement Association of Colorado (July 2011– present)	N/A

Harold Singleton, III (51)	Director, Investment Committee Member	October 31, 2016; Director since October 2013	Managing Director (January 2007 – May 2012), Head of Asset Management Company and Global Head of Retail and Intermediary Sales (December 2010 – May 2012), Global Head of Equities and Fixed Income Product Specialists (June 2009 – December 2010), Equity Product Specialist (January 2007 – June 2009) —PineBridge Investments, LLC (investment management firm); Chair of the Board—PineBridge Investments East Africa Limited (January 2011 – May 2012); Chair of the Board—PineBridge Investments Taiwan Limited (January 2011 – May 2012); Director—PineBridge Investments Ireland Limited (December 2010 – May 2012); Director—PineBridge Investments India Limited (April 2011 – May 2012); Trustee—Illinois Institute of Technology (May 2012 – present).	N/A

NOTE:

†

The Declaration of Trust sets forth the length of the Class 1 and Class 2 directors’ terms (five years for Class 1 and Class 2), limits each Class 1 and Class 2 director’s length of service to 12 consecutive years, and prohibits each director from serving a term that begins after he or she has reached age 72. The date shown in this column reflects the expiration date of the director’s current term, the end of the Class 1 or Class 2 director’s 12th year of service, or the director’s retirement date, whichever occurs first.

INDEPENDENT DIRECTOR-ELECT

Name and Age	Positions To Be Held with the VP Fund	Term/Service Expiration†	Principal Occupation(s) and Outside Directorship(s) During the Past Five Years	Directorship(s) of Public Companies and Other Registered Investment Companies During the Past Five Years
Takashi B. Moriuchi (40)	Director (term to commence on or about March 1, 2014)	October 31, 2016	Partner —Estancia Capital Management, LLC (private equity advisory firm) (January 2010 – present); Board member —Snowden Capital Advisors LLC (investment advisory firm) (January 2014 – present); Board member —Spruce Private Investors, LLC (investment advisory firm)(October 2012 – present); Director—Equinoxe Alternative Investment Services (alternative investment fund administrator/service provider)(August 2013 – present); Trustee—The Philadelphia School (December 2011 – present); Assets Committee member—Moorestown Friends School (September 2011 – present); Managing Director—Cedar Hill Capital Partners (hedge fund advisory firm)(August 2008 – December 2009)	N/A

NOTE:

†

The Declaration of Trust sets forth the length of the Class 1 and Class 2 directors’ terms (five years for Class 1 and Class 2), limits each Class 1 and Class 2 director’s length of service to 12 consecutive years, and prohibits each director from serving a term that begins after he or she has reached age 72. The date shown in this column reflects the expiration date of the director-elect’s current term, which occurs before the director-elect’s 12th year of service and retirement date.

INTERESTED DIRECTOR

Name and Age	Positions Held with the VP Fund	Term/Service Expiration and Length of Time Served†	Principal Occupation(s) and Outside Directorship(s) During the Past Five Years	Directorship(s) of Public Companies and Other Registered Investment Companies During the Past Five Years
David R. Mora (68)*	Director	October 31, 2014; Director since November 2011	Board member (January 2005 – present) and Chair of the Board of Directors (January 2010 – December 2013) —ICMA Retirement Corporation; West Coast Regional Director—International City/County Management Association (February 2009 – April 2011); City Manager—City of Salinas, CA (September 1990 – September 2008); Board member—Public Entity Risk Institute (non-profit) (January 2000 – December 2008)	N/A

NOTES:

*	Mr. Mora is considered to be an “interested person” of the VP Fund (as that term is defined under the 1940 Act), and thus an “interested director,” because he is a director of ICMA Retirement Corporation (“ICMA-RC”), the parent company of VIA and of ICMA-RC Services, LLC (“RC Services”), the distributor of the VP Fund’s shares.
†	The Declaration of Trust sets forth the length of the interested director’s term (one year for the Class 3 director), and prohibits each director from serving a term that begins after he or she has reached age 72. The date shown in this column reflects the expiration date of the interested director’s current term, or the director’s retirement date, whichever occurs first.

Additional Information Regarding the Current Directors

Each current director possesses the specific experience, qualifications, attributes and skills necessary to serve as such. In particular, Mr. Chamberlain has experience as a director and officer for other mutual fund complexes, and has investment management, legal and executive experience having served as the Chief Compliance Officer and General Counsel for a mutual fund administrator and General Counsel for an SEC registered investment adviser; Ms. Hayes has experience in the field of corporate finance as well as executive, audit and financial experience having served in a variety of finance-related positions at publicly traded companies, and she has served as either a director, committee member or committee chair at several non-profit organizations and credit unions; Mr. Mora has executive and public sector experience from senior executive positions in local governments and has experience as a director of an SEC registered investment adviser firm; Ms. Price has experience in the investment management field, has executive and financial experience as President of an SEC registered investment adviser firm, and has board membership experience having served as either a director or chair at several non-profit organizations; Mr. O’Brien has financial and executive experience having served as a pension consultant and as a chief executive officer for a non-profit organization, has government audit and accounting experience having served as auditor of a state government and serves as a trustee, committee member and committee chair at a state pension plan; and Mr. Singleton has experience in the banking and investment management fields, has executive and financial experience having served in a variety of positions at several SEC registered investment adviser firms, and has prior board membership experience at certain non-profit and educational organizations in addition to board experience as either a board member or Chair at several for-profit investment advisory firm affiliates.

OFFICERS

Name and Age	Positions Held with the VP Fund	Term of Office and Length of Time Served	Principal Occupation(s) and Outside Directorship(s) During the Past Five Years	Directorship(s) of Public Companies and Other Registered Investment Companies During the Past Five Years
Joan W. McCallen (61)*	President and Principal Executive Officer	Since September 2003	Chief Executive Officer—ICMA Retirement Corporation (Aug. 2003 – present); President and Manager—Vantagepoint Investment Advisers, LLC, and ICMA-RC Services, LLC (broker-dealer); President and Manager—Vantagepoint Transfer Agents, LLC (2003 – present); Director and President, VantageTrust Company, LLC (2003 – present)	N/A

Bruce James Rohrbacher (61)*	Vice President and Chief Compliance Officer	Since September 2004	Senior Vice President and Chief Compliance Officer—ICMA Retirement Corporation (2004 – present); Chief Compliance Officer, Vantagepoint Investment Advisers, LLC (2004 – present) and Chief Compliance Officer, ICMA-RC Services, LLC (broker-dealer) (2004 – present); Chief Compliance Officer—VantageTrust Company, LLC (2004-present)	N/A

Elizabeth S. Glista (49)*	Treasurer and Principal Financial Officer	Since March 2009	Senior Vice President and Chief Financial Officer—ICMA Retirement Corporation (April 2009 — present); Treasurer—Vantagepoint Investment Advisers, LLC, and Vantagepoint Transfer Agents, LLC (April 2009—present); Treasurer —ICMA-RC Services, LLC (broker-dealer) (April 2009 — present); Treasurer—VantageTrust Company, LLC (April 2009 — present); Managing Vice President, Financial Operations, Analysis & Treasury—ICMA Retirement Corporation (January 2009 — April 2009); Vice President, Financial Planning & Analysis and Treasury—ICMA-RC (January 2000 — September 2007 and March 2008 — January 2009)	N/A

Name and Age	Positions Held with the VP Fund	Term of Office and Length of Time Served	Principal Occupation(s) and Outside Directorship(s) During the Past Five Years	Directorship(s) of Public Companies and Other Registered Investment Companies During the Past Five Years
Angela C. Montez (46)*	Secretary	Since December 2006	Managing Vice President, Deputy General Counsel and Assistant Secretary—ICMA Retirement Corporation (2006 – present); Assistant Secretary—Vantagepoint Investment Advisers, LLC, Vantagepoint Transfer Agents, LLP and ICMA-RC Services, LLC(broker dealer) (2011 – present); Assistant Secretary—VantageTrust Company, LLC (February 2008 – present); Secretary—Vantagepoint Investment Advisers, LLC, Vantagepoint Transfer Agents, LLC and ICMA-RC Services, LLC (broker-dealer) (2006 – 2007); Corporate Counsel—ICMA Retirement Corporation (2000 – 2006)	N/A

Kathryn B. McGrath (69)*	Assistant Secretary	Since March 2008	Senior Vice President, General Counsel and Secretary—ICMA Retirement Corporation (2007 – Present); Secretary—Vantagepoint Investment Advisers, LLC, Vantagepoint Transfer Agents, LLP and ICMA-RC Services, LLC(broker dealer) (2007 – present); Secretary—VantageTrust Company, LLC (February 2008-present)	N/A

*	Mses. McCallen, Glista, Montez, and McGrath and Mr. Rohrbacher are considered to be “interested persons” of the VP Fund, as that term is defined under the 1940 Act, due to their positions as officers of the following entities: VIA, RC Services, ICMA-RC, and VantageTrust Company.

VP FUND SHARE OWNERSHIP BY DIRECTORS

The following table represents VP Fund shares owned by the directors (including director-elect Mr. Moriuchi) as of December 31, 2013.

	Dollar Range of Equity Securities in a Series	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Directors
George M. Chamberlain	-0-	None
Dorothy D. Hayes*	-0-	None
Timothy M. O’Brien	Equity Income Fund– $10,001-$50,000; Growth & Income Fund – $10,001-$50,000; Select Value Fund – $10,001-$50,000; Discovery Fund – $10,001-$50,000.	$50,001-$100,000
JoAnn H. Price*	-0-	None
Harold Singleton, III*	-0-	None
Independent Director-Elect
Takashi B. Moriuchi	-0-	None
Interested Director
David R. Mora	-0-	None

*	Ms. Hayes’ service as a director began on April 1, 2013, and both Ms. Price’s and Mr. Singleton’s service as a director began on October 1, 2013.

As of December 31, 2013, directors and officers of the VP Funds (including director-elect Mr. Moriuchi) as a group beneficially owned less than 1% of the outstanding shares of each Series (or each class thereof, as applicable).

COMPENSATION OF DIRECTORS AND OFFICERS

Directors are paid a quarterly retainer for their services, in recognition of their duties and responsibilities over and above meeting attendance that require at least two days of service, study and review each quarter. The Chair of the Board is paid a higher quarterly retainer in recognition of the additional responsibilities and time required in serving in that position.

In addition, each director is paid a fee for each regular meeting and each special meeting, attended in-person, at which the approval of an investment advisory or subadvisory agreement is considered. A director also is paid a meeting fee for any committee meeting or other special meeting attended in-person and held on a date other than the date of another compensated meeting. A director does not receive compensation for participating in a meeting by telephone, unless the telephonic meeting is held in lieu of a regular in-person meeting in order to minimize travel costs and achieve a quorum. To promote continuing director education, a director who attends an Investment Company Institute seminar or conference receives an attendance fee, limited to a certain dollar amount per year.

At the conclusion of each calendar year, a stipend is paid to each director who attended all “in-person” regular, special and committee meetings for which he or she was responsible. A lesser stipend is paid to those directors who missed one meeting, and to those directors who missed no more than one regular Board meeting and one committee or special meeting. Attendance at a meeting by telephone does not count as attendance, unless the meeting was scheduled as a teleconference. Failure to attend a meeting caused by flight cancellations or family emergencies or absences from special Board meetings or committee meetings due to prior schedule conflicts announced at the time the meeting was scheduled are not considered missed meetings for purposes of calculating the stipend.

Compensation is adjusted annually for increases in the national CPI/urban index, with a maximum annual increase of five (5) percent.

The VP Fund pays a portion of the cash compensation of Mr. Bruce James Rohrbacher for his services as the VP Fund’s CCO. ICMA-RC, VIA’s parent company, also compensates Mr. Rohrbacher for serving as its Chief Compliance Officer, as well as VIA’s Chief Compliance Officer. The amount paid by the VP Fund during the year ended December 31, 2013 totaled $235,650. The VP Fund does not compensate its other officers for their service as such.

The following table provides information about compensation received by each director for the fiscal year ended December 31, 2013 for their service as directors. Information for Mr. Moriuchi is not included below, as his initial term has yet to commence.

Name of Person	Aggregate Compensation From VP Fund
Independent Directors
George M. Chamberlain	$28,221
Dorothy D. Hayes*	$19,925
Timothy M. O’Brien	$30,801
JoAnn H. Price*	$7,712
Harold Singleton, III*	$8,355
Interested Director
David R. Mora	$0

*	Ms. Hayes’ service as a director began on April 1, 2013, and both Ms. Price’s and Mr. Singleton’s service as a director began on October 1, 2013.

VP FUND SERVICE PROVIDERS

Investment Adviser – VIA, 777 North Capitol Street, NE, Washington, D.C. 20002, is a wholly owned subsidiary of, and controlled by ICMA-RC, a retirement plan administrator and investment adviser whose principal investment advisory client is VantageTrust Company. ICMA-RC was established as a not-for-profit organization in 1972 to assist state and local governments and their agencies and instrumentalities in the establishment and maintenance of deferred compensation and qualified retirement plans for the employees of such public sector entities. ICMA-RC has been registered as an investment adviser with the SEC since 1983. VIA is a Delaware limited liability company and is registered as an investment adviser with the SEC.

VIA provides investment advisory services to each Series pursuant to Master Investment Advisory Agreements (the “Advisory Agreements”). VIA’s advisory services include Series design, establishment of Series investment objectives and strategies, selection and management of subadvisers, performance monitoring, and supervising and directing each Series’ investments. Additionally, VIA furnishes periodic reports to the Board regarding the investment strategy and performance of each Series. Pursuant to the Advisory Agreements, the Series compensate VIA for these services by paying VIA an annual advisory fee assessed against average daily net assets under management in each Series.

The day-to-day investment management of certain Series’ assets rests with one or more subadvisers retained with the assistance of VIA. The responsibility for overseeing subadvisers rests with VIA.

Distributor – RC Services, located at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002, serves as the principal underwriter and distributor of the VP Funds’ shares pursuant to a Distribution Agreement. RC Services is a wholly owned subsidiary of ICMA-RC and an “affiliated person” of VIA (as that term is defined under the 1940 Act). The VP Fund did not pay any commissions to RC Services during the fiscal year ended December 31, 2013.

Transfer Agent and Administrator – Vantagepoint Transfer Agents, LLC (“VTA”), located at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002, is the designated transfer agent of the VP Funds’ shares and, pursuant to a Transfer Agency and Administrative Services Agreement, also provides certain transfer agency and administrative shareholder support services for the VP Fund related to the retirement plans and other investors investing in the VP Fund. The Fund administration and transfer agency services provided by VTA include preparation of shareholder reports and proxies, shareholder recordkeeping and processing of orders. VTA is a wholly owned subsidiary of ICMA-RC and an “affiliated person” of VIA (as that term is defined under the 1940 Act).

The VP Fund has entered into a Mutual Funds Service Agreement with J.P. Morgan Investor Services Co. (whose successor in interest is JPMorgan Chase Bank, NA) (“JP Morgan”), located at 70 Fargo Street, Boston, MA 02210, whereby JP Morgan performs certain financial reporting, tax services, fund accounting, administrative and portfolio compliance services for the VP Fund.

Independent Registered Public Accounting Firm – PricewaterhouseCoopers LLP (“PwC”) has been selected to serve as the VP Fund’s independent registered public accounting firm for the VP Fund’s fiscal year ending December 31, 2013.

Audit Fees: The aggregate fees billed for professional services rendered by the VP Fund’s principal accountant, PwC, for the audit of the VP Fund’s financial statements (i.e., audit fees) were $470,042 for the fiscal year ended December 31, 2012 and are $563,651 (to date) for the fiscal year ended December 31, 2013.

Audit-Related Fees: Audit-related fees are for assurance and related services by PwC that are reasonably related to the performance of the audit or review of the VP Fund’s financial statements, but are not reported under audit fees above. There were no such audit-related fees billed to the VP Fund by PwC for the fiscal years ended December 31, 2012 and 2013, respectively.

Tax Fees: The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning (i.e., “tax fees”) were $186,186 for the fiscal year ended December 31, 2012 and are $135,883 (to date) for the fiscal year ended December 31, 2013. These services covered preparation of the VP Fund’s income tax and excise tax returns, and also included related consulting and tax provision work.

All Other Fees: All other fees would include products and services provided by PwC other than the services described under the prior three categories. There were no such fees billed to the VP Fund by PwC for the fiscal years ended December 31, 2012 and 2013, respectively.

The Audit Committee pre-approves all audit and non-audit services to be performed by the VP Fund’s accountant before the accountant is engaged to perform such services to the VP Fund. The Audit Committee pre-approved all of the services described above.

There were no non-audit fees billed for professional services rendered by PwC to the VP Fund, VIA (the VP Fund’s investment adviser), and any entity controlling, controlled by, or under common control with VIA that provides ongoing services to the VP Fund, for the fiscal years ended December 31, 2012 and 2013, respectively.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

If a shareholder wishes to send a communication to the Board or a specific director, the communication should be in writing and sent to the Board at the VP Fund’s offices at 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002, Attention: Secretary. All correspondence from shareholders will be given to the Board and/or the director, as appropriate, for review and consideration.

SHARES OUTSTANDING AND BENEFICIAL OWNERS OF FUND SHARES

Shares Outstanding – As of November 30, 2013, the VP Fund had 1,741,721,341 outstanding shares. Each share entitles the holder to one vote. As of the same date, each Series and class thereof (as applicable) had the following outstanding shares:

Fund and Class	Shares Outstanding
Low Duration Bond Fund – Investor Shares	4,656,575
Low Duration Bond Fund – T Shares	54,395,755
Inflation Protected Securities Fund – Investor Shares	2,714,761
Inflation Protected Securities Fund – T Shares	51,691,971
Equity Income Fund – Investor Shares	5,137,881
Equity Income Fund – T Shares	205,179,028
Growth & Income Fund – Investor Shares	2,778,036
Growth & Income Fund – T Shares	117,743,616
Growth Fund – Investor Shares	2,474,312
Growth Fund – T Shares	180,907,223
Select Value Fund – Investor Shares	612,575
Select Value Fund – T Shares	31,055,783
Aggressive Opportunities Fund – Investor Shares	2,298,146
Aggressive Opportunities Fund – T Shares	85,896,205
Discovery Fund – Investor Shares	267,213
Discovery Fund – T Shares	20,688,972
International Fund – Investor Shares	1,460,244
International Fund – T Shares	123,673,974
Diversifying Strategies Fund – T Shares	101,156,539
Core Bond Index Fund – Class I Shares	2,213,026
Core Bond Index Fund – Class II Shares	2,517,698
Core Bond Index Fund – T Shares	122,555,544
500 Stock Index Fund – Class I Shares	2,129,917
500 Stock Index Fund – Class II Shares	159,675
500 Stock Index Fund – T Shares	42,391,023
Broad Market Index Fund – Class I Shares	2,204,774
Broad Market Index Fund – Class II Shares	1,055,817
Broad Market Index Fund – T Shares	44,646,858
Mid/Small Company Index Fund – Class I Shares	1,294,542
Mid/Small Company Index Fund – Class II Shares	269,163
Mid/Small Company Index Fund – T Shares	31,451,153
Overseas Index Fund – Class I Shares	848,206
Overseas Index Fund – Class II Shares	274,865
Overseas Index Fund – T Shares	22,196,470

Fund and Class	Shares Outstanding
Model Portfolio Conservative Growth Fund – Investor M Shares	3,678,319
Model Portfolio Conservative Growth Fund – TM Shares	20,196,632
Model Portfolio Traditional Growth Fund – Investor M Shares	4,499,270
Model Portfolio Traditional Growth Fund – TM Shares	57,091,058
Model Portfolio Long-Term Growth Fund – Investor M Shares	3,964,654
Model Portfolio Long-Term Growth Fund – TM Shares	77,260,698
Model Portfolio All-Equity Growth Fund – Investor M Shares	1,758,021
Model Portfolio All-Equity Growth Fund – TM Shares	31,418,850
Milestone Retirement Income Fund – Investor M Shares	7,584,994
Milestone Retirement Income Fund – TM Shares	21,333,178
Milestone 2010 Fund – Investor M Shares	6,032,197
Milestone 2010 Fund – TM Shares	18,401,638
Milestone 2015 Fund – Investor M Shares	8,568,199
Milestone 2015 Fund – TM Shares	36,024,064
Milestone 2020 Fund – Investor M Shares	7,770,916
Milestone 2020 Fund – TM Shares	42,278,343
Milestone 2025 Fund – Investor M Shares	6,549,696
Milestone 2025 Fund – TM Shares	34,375,504
Milestone 2030 Fund – Investor M Shares	5,704,489
Milestone 2030 Fund – TM Shares	26,341,323
Milestone 2035 Fund – Investor M Shares	4,186,152
Milestone 2035 Fund – TM Shares	17,533,386
Milestone 2040 Fund – Investor M Shares	3,729,453
Milestone 2040 Fund – TM Shares	16,751,536
Milestone 2045 Fund – Investor M Shares	1,537,699
Milestone 2045 Fund – TM Shares	4,626,119
Milestone 2050 Fund – Investor M Shares	510,668
Milestone 2050 Fund – TM Shares	1,016,741

Control Persons – A majority of the voting shares of each Series are held, either directly, or indirectly through the Vantagepoint Model Portfolio and Milestone Funds, by VantageTrust, a group trust established and maintained by VantageTrust Company. VantageTrust, located at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002, was established for the purpose of holding and investing the assets of public sector retirement and deferred compensation plans. VantageTrust Company has the power to vote the shares of the Series held directly by VantageTrust, and pursuant to VIA’s proxy voting policies, VIA generally will seek instructions from the board of directors of VantageTrust Company on how to vote the shares of each Series held by the Model Portfolio Funds and Milestone Funds, and will cast such Series’ votes in accordance with the instructions received. VantageTrust Company therefore, directly or indirectly, has the power to vote more than 25% of the VP Fund’s voting securities and thus under the 1940 Act is considered a “control person” of each Series. As a control person of each Series, VantageTrust Company has the ability to control the outcome of matters submitted to the vote of shareholders. Both VantageTrust Company and VIA are wholly owned subsidiaries of ICMA-RC.

The following represents the percentage of total shares outstanding in each of the Series held, directly or indirectly, by VantageTrust as of November 30, 2013:

Fund	Percentage (total shares outstanding) held by VantageTrust
Low Duration Bond Fund	74.72%
Inflation Protected Securities Fund	80.00%
Equity Income Fund	90.17%

Fund	Percentage (total shares outstanding) held by VantageTrust
Growth & Income Fund	87.16%
Growth Fund	95.13%
Select Value Fund	94.21%
Aggressive Opportunities Fund	96.04%
Discovery Fund	95.07%
International Fund	87.59%
Diversifying Strategies Fund	85.52%
Core Bond Index Fund	86.43%
500 Stock Index Fund	94.88%
Broad Market Index Fund	83.90%
Mid/Small Company Index Fund	86.69%
Overseas Index Fund	95.18%
Model Portfolio Conservative Growth Fund	84.59%
Model Portfolio Traditional Growth Fund	92.69%
Model Portfolio Long-Term Growth Fund	95.12%
Model Portfolio All-Equity Growth Fund	94.70%
Milestone Retirement Income Fund	73.77%
Milestone 2010 Fund	75.31%
Milestone 2015 Fund	80.79%
Milestone 2020 Fund	84.47%
Milestone 2025 Fund	84.00%
Milestone 2030 Fund	82.20%
Milestone 2035 Fund	80.73%
Milestone 2040 Fund	81.79%
Milestone 2045 Fund	75.05%
Milestone 2050 Fund	66.57%

Principal Holders – Below are the names, addresses, and amount and percentage of shares owned by class of each person (or entity) that owns of record or is known to own beneficially 5% or more of any class of any Series’ outstanding shares as of November 30, 2013:

Name	Address	Fund and Class	Amount of shares owned	Percentage Owned
VantageTrust	777 N. Capitol Street, NE	Low Duration Bond Fund – T Shares	44,125,130	81.12%
	Washington, DC 20002	Inflation Protected Securities Fund – T Shares	43,523,626	84.20%
		Equity Income Fund – T Shares	189,644,354	92.43%
		Growth & Income Fund – T Shares	105,041,959	89.21%
		Growth Fund – T Shares	174,451,758	96.43%
		Select Value Fund – T Shares	29,835,051	96.07%
		Aggressive Opportunities Fund – T Shares	84,700,454	98.61%
		Discovery Fund – T Shares	19,923,379	96.30%
		International Fund – T Shares	109,605,524	88.62%
		Diversifying Strategies Fund – T Shares	86,510,705	85.52%
		Core Bond Index Fund – T Shares	110,018,065	89.77%
		500 Stock Index Fund – T Shares	42,391,023	100.00%
		Broad Market Index Fund – T Shares	40,194,330	90.03%
		Mid/Small Company Index Fund – T Shares	28,619,413	91.00%
		Overseas Index Fund – T Shares	22,196,470	100.00%
		Model Portfolio Conservative Growth Fund – TM Shares	20,196,632	100.00%
		Model Portfolio Traditional Growth Fund – TM Shares	57,091,058	100.00%

Name	Address	Fund and Class	Amount of shares owned	Percentage Owned
		Model Portfolio Long-Term Growth Fund – TM Shares	77,260,698	100.00%
		Model Portfolio All-Equity Growth Fund – TM Shares	31,418,850	100.00%
		Milestone Retirement Income Fund – TM Shares	21,333,178	100.00%
		Milestone 2010 Fund – TM Shares	18,401,638	100.00%
		Milestone 2015 Fund – TM Shares	36,024,064	100.00%
		Milestone 2020 Fund – TM Shares	42,278,343	100.00%
		Milestone 2025 Fund – TM Shares	34,375,504	100.00%
		Milestone 2030 Fund – TM Shares	26,341,323	100.00%
		Milestone 2035 Fund – TM Shares	17,533,386	100.00%
		Milestone 2040 Fund – TM Shares	16,751,536	100.00%
		Milestone 2045 Fund – TM Shares	4,626,119	100.00%
		Milestone 2050 Fund – TM Shares	1,016,741	100.00%

Name	Address	Fund and Class	Amount of shares owned	Percentage Owned
State College Borough General Employees Pension Plan	243 South Allen Street State College, PA 16801

International Fund – Investor Shares

Growth Fund – Investor Shares

Growth & Income Fund – Investor Shares

Equity Income Fund – Investor Shares

Broad Market Index Fund – Class II

Core Bond Index Fund – Class II

			112,163.165 313,475.415 276,346.912 333,150.091 173,454.357 953,309.879	7.68 12.67 9.95 6.48 16.43 37.86	% % % % % %
State College Borough Police Pension Plan	243 South Allen Street State College, PA 16801

International Fund – Investor Shares

Growth Fund – Investor Shares

Growth & Income Fund – Investor Shares

Equity Income Fund – Investor Shares

Broad Market Index Fund – Class II

Core Bond Index Fund – Class II

			127,004.406 354,950.670 312,889.803 377,221.479 196,401.346 1,078,932.456	8.70 14.35 11.26 7.34 18.60 42.85	% % % % % %
ICMA Retirement Corporation	777 N. Capitol Street, NE Washington, DC 20002	Milestone 2050 Fund – Investor M Shares	50,079	9.81%
Prudential Retirement & Annuity	One Commercial Plaza 280 Trumbull Street Hartford, CT 06103-3599	Broad Market Index Fund – T Shares	4,452,528	9.97%
New York Life Trust Company	169 Lackawanna Ave Parsippany, NJ 07054-1007	Aggressive Opportunities Fund – Investor Shares International Fund – Investor Shares	208,054 157,906	9.05 10.81	% %
		Growth & Income Fund – Investor Shares Equity Income Fund – Investor Shares Broad Market Index Fund – Class I	181,681 349,546 265,273	6.54 6.80 12.03	% % %
		Inflation Protected Securities Fund – Investor Shares	215,052	7.92%
		Discovery Fund – Investor Shares Select Value Fund – Investor Shares	45,830 104,020	17.15 16.98	% %
		Model Portfolio All-Equity Growth Fund – Investor M Shares	92,229	5.25%

Name	Address	Fund and Class	Amount of shares owned	Percentage Owned
County of Sacramento	700 H Street, Suite 4667 Sacramento, CA 95814

Milestone 2020 Fund – Investor M Shares

Milestone 2025 Fund – Investor M Shares

Milestone 2030 Fund – Investor M Shares

Milestone 2035 Fund – Investor M Shares

Milestone 2040 Fund –Investor M Shares

Milestone 2045 Fund – Investor M Shares

Mid/Small Company Index Fund – Class II

500 Stock Index Fund – Class II

Overseas Equity Index Fund – Class II

			577,314.50 686,664.58 686,585.99 659,387.33 584,222.23 422,064.67 36,353.20 22,677.80 28,049.83	7.46 10.53 12.11 15.85 15.76 27.59 13.93 14.61 10.53	% % % % % % % % %
County of Orange	333 NW. Santa Anna Blvd. 2nd Floor Santa Ana, CA 92701

Select Value Fund – Investor M Shares

Discovery Fund – Investor M Shares

Overseas Equity Index Fund – Class II

Mid/Small Company Index Fund – Class II

500 Stock Index Fund – Class II

Milestone 2020 Fund – Investor M Shares

Milestone 2025 Fund – Investor M Shares

Milestone 2030 Fund – Investor M Shares

Milestone 2035 Fund – Investor M Shares

Milestone 2040 Fund – Investor M Shares

			37,831.58 30,494.32 41,073.29 111,257.83 84,340.41 397,787.50 404,597.84 339,984.76 248,448.71 208,085.99	6.32 11.86 15.84 42.39 53.97 5.17 6.21 6.11 5.98 5.74	% % % % % % % % % %
Orange County Library District	101 East Central Blvd. Orlando, FL 32801	Low Duration Bond Fund – Investor Class Overseas Equity Index Fund – Class II Mid/Small Company Index Fund – Class II Broad Market Index Fund – Class II	252,724.48 186,579.26 82,786.44 293,986.11	5.20 6.90 30.76 27.86	% % % %
City of St. Charles	200 North Second Street St. Charles, MO 63301	Core Bond Index Fund – Class II	191,627.21	6.71%
City of San Ramon	2226 Camino Ramon San Ramon, CA 94582	Model Portfolio Conservative Growth Fund – Investor M Shares	276,219.79	7.51%
		Model Portfolio Long-Term Growth Fund – Investor M Shares	325,730.37	8.21%
City of San Pablo	1 Alvarado Square San Pablo, CA 94086	Model Portfolio Long-Term Growth Fund – Investor M Shares	252,989.42	6.38%
Delta Charter Township	7710 W. Saginaw Hwy Lansing, MI 48917	Model Portfolio Conservative Growth Fund – Investor M Shares	276,546.64	7.51%
City of Port St. Lucie	121 S.W. Port St. Lucie Blvd. Port St. Lucie, FL 34984	Low Duration Bond Fund – Investor Class	283,840.42	6.10%
		Broad Market Index Fund – Class II	320,318.55	30.36%
City of Glendale – Management	141 North Glendale, Suite 346 Glendale, CA 91206	500 Stock Index Fund – Class II	32,272.96	16.30%
City of Glendale – Fire	141 North Glendale, Suite 346 Glendale, CA 91206	500 Stock Index Fund – Class II	18,588.54	10.26%
Town of Concord	P.O. Box 535 Concord, MA 01742	Milestone 2030 Fund – Investor M Shares	406,242.42	9.70%

HOUSEHOLDING

If you request a paper copy of this Information Statement, only one copy of this Information Statement will be mailed to your household, even if more than one person in the household is a Fund shareholder of record, unless the VP Fund has received instructions to the contrary. If you need additional copies of this Information Statement, please contact the VP Fund toll free at 1-800-669-7400 or in writing at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002. If you do not want the mailing of an Information Statement to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, contact the VP Fund in writing at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002 or toll free at 1-800-669-7400.

Appendix A

THE VANTAGEPOINT FUNDS

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I.	The Committee.

The Nominating and Governance Committee (the “Committee”) is a committee of, and established by, the Board of Directors (the “Board”) of The Vantagepoint Funds (the “Fund”). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of “independent members.” For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund (“Independent Board members”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

II.	Board Nominations and Functions.

1.	The Committee shall make recommendations for nominations for Independent Board members on the Board to the incumbent Independent Board members and to the full Board. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the Fund’s investment manager and other principal service providers. Persons selected must be independent in terms of both the letter and spirit of the 1940 Act. The Committee shall also consider the effect of any relationships that an Independent Board member candidate may have that are (i) explicitly prohibited under the 1940 Act; and (ii) beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment managers or service providers.

2.	The Committee also shall evaluate the qualifications of candidates for “interested” members of the Board and make recommendations for nominees for “interested” members to the full Board.

3.	In considering a candidate’s qualifications, the Committee shall generally consider the potential candidate’s educational background, business or professional experience, and reputation. In addition, all candidates as members of the Board must demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member. The Committee may adopt from time to time additional specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership, subject to approval by the full Board.

4.	When the Board has, or expects to have, a vacancy the Committee shall receive and review information on candidates qualified to be recommended to the full Board as nominees for election as directors, including any recommendations by shareholders. Such candidates shall be evaluated based upon the criteria described above and such other additional qualifications as the Committee may adopt from time to time, subject to approval by the full Board. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Fund’s offices.

5.	The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

6.	The Committee shall periodically review Board member compensation and shall recommend any appropriate changes to the full Board.

III.	Committee Nominations and Functions.

1.	The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board and shall review committee assignments at least annually and report the results of its review to the Board.

2.	The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

IV.	Other Powers and Responsibilities.

1.	The Committee shall meet at least once each year or more frequently, in open or executive sessions, as it deems appropriate. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

2.	The Committee shall monitor the performance of legal counsel employed by the Independent Board members.

3.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

4.	The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

5.	A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s governing instrument. In the event of any inconsistency between this Charter and the Fund’s governing instrument, the provisions of the Fund’s governing instrument shall be given precedence.

6.	The Committee shall review this Charter at least annually and recommend any changes to the full Board.

Date Adopted: March 5, 2004; Amended March 30, 2012

THE VANTAGEPOINT FUNDS

Low Duration Bond Fund

Inflation Protected Securities Fund

Equity Income Fund

Growth & Income Fund

Growth Fund

Select Value Fund

Aggressive Opportunities Fund

Discovery Fund

International Fund

Diversifying Strategies Fund

Core Bond Index Fund

500 Stock Index Fund

Broad Market Index Fund

Mid/Small Company Index Fund

Overseas Equity Index Fund

Model Portfolio Conservative Growth Fund

Model Portfolio Traditional Growth Fund

Model Portfolio Long-Term Growth Fund

Model Portfolio All-Equity Growth Fund

Milestone Retirement Income Fund

Milestone 2010 Fund

Milestone 2015 Fund

Milestone 2020 Fund

Milestone 2025 Fund

Milestone 2030 Fund

Milestone 2035 Fund

Milestone 2040 Fund

Milestone 2045 Fund

Milestone 2050 Fund

777 North Capitol Street, NE,

Suite 600

Washington, DC 20002

NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

Important Notice Regarding Internet Availability of Information Statement:

An Information Statement regarding The Vantagepoint Funds (the “VP Fund”) is available at http://www.icmarc.org/x3333.xml?RFID=W427.

This Notice of Internet Availability of Information Statement is being sent on or about January 16, 2014 to shareholders of record of the VP Fund as of November 30, 2013.

This Notice of Internet Availability of Information Statement presents only an overview of the more complete information statement that is available to you on the internet relating to the VP Fund. We encourage you to access and review all of the important information contained in the full Information Statement.

We are notifying you that by written consent delivered to the VP Fund pursuant to the VP Fund’s Amended Agreement and Declaration of Trust, VantageTrust Company, LLC, on behalf of VantageTrust (the holder of a majority of the VP Fund’s outstanding shares as of May 31, 2013), voted to elect Mr. Takashi B. Moriuchi as a Class 2 director of the VP Fund. Mr. Moriuchi’s service as Class 2 directors is expected to begin on or about March 1, 2014.

The Information Statement is being furnished by the board of directors of the VP Fund (the “Board”) to inform shareholders of the VP Fund about the recent election of Mr. Moriuchi as a Class 2 director. Following discussion and consideration, the Board’s Nominating and Governance Committee recommended to the Board that it nominate Mr. Moriuchi as a Class 2 director. After considering the Nominating and Governance Committee’s recommendation, the Board nominated Mr. Moriuchi as a Class 2 director, and determined to recommend to the VP Fund shareholders that they elect Mr. Moriuchi as a Class 2 director. After considering the Board’s recommended nominee, the board of directors of VantageTrust Company, LLC voted all shares of each series of the VP Fund held by VantageTrust in favor of the election of Mr. Moriuchi as a Class 2 director, and pursuant to the proxy voting policies of Vantagepoint Investment Advisers, LLC (“VIA”), the VP Fund’s investment adviser, instructed VIA to vote all shares of each series of the VP Fund held indirectly through the

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Model Portfolio and Milestone Funds, to elect Mr. Moriuchi as a Class 2 director. VantageTrust Company, LLC has the power to vote the shares of the VP Fund held directly by VantageTrust, and pursuant to the proxy voting policies of Vantagepoint Investment Advisers, LLC (“VIA”), the VP Fund’s investment adviser, VIA generally will seek instructions from the board of directors of VantageTrust Company, LLC on how to vote the shares of each series of the VP Fund held by the Model Portfolio Funds and Milestone Funds, and will cast such Series’ votes in accordance with the instructions received. VantageTrust Company, LLC is an affiliate of VIA.

This Notice of Internet Availability of Information Statement is not an information statement. The full Information Statement regarding the above matters is available on the VP Fund’s website at: http://www.icmarc.org/x3333.xml?RFID=W427. The full Information Statement will be available at that address until March 31, 2014. The Information Statement is available as a PDF (Portable Document Format), which may be viewed and printed using Adobe Acrobat® Reader, which is available without charge from Adobe Systems, Inc. at http://get.adobe.com/reader/.

Obtaining Copies of the Information Statement

You may request a paper or email copy of the full Information Statement, without charge, by contacting the VP Fund toll free at 1-800-669-7400, by email at investorservices@icmarc.org, or in writing at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002.

Householding

Only one copy of this Notice of Internet Availability of Information Statement (or if requested, only one paper copy of the full Information Statement) will be mailed to your household, even if more than one person in the household is a VP Fund shareholder of record, unless the VP Fund has received instructions to the contrary. If you need additional copies of this Notice of Internet Availability of Information Statement (or if requested, additional paper copies of the full Information Statement) please contact the VP Fund toll free at 1-800-669-7400 or in writing at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002. If you do not want the mailing of this Notice of Internet Availability of Information Statement (or if requested, a paper copy of the full Information Statement) to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, contact the VP Fund in writing at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002 or toll free at 1-800-669-7400.

We Are Not Asking You for a Proxy and You are Requested Not to Send us a Proxy.

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